PROPERTY AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2022
Property, Plant and Equipment [Abstract]
SCHEDULE OF PROPERTY AND EQUIPMENT, NET

Property and equipment consist of the following at:

	December 31, 2022	December 31, 2021
Equipment	$84,806	$92,873
Furniture and fixtures	9,517	9,517
Leasehold improvements	-	4,759
Total cost	94,323	107,149
Accumulated depreciation	(66,716)	(53,700)
Property and equipment, net	$27,607	$53,449